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                                                                      EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITORS



     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1998 Lilly Stock Plan of Eli Lilly and Company of our report dated January 30, 1998, with respect to the consolidated financial statements and schedules of the Company incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.


Indianapolis, IN
August 21, 1998                                                Ernst & Young LLP